UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2018

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund

Poplar Forest Cornerstone Fund

Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2018

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TABLE OF CONTENTS

Performance	1
Letter to Partner	2
Sector Allocation of Portfolio Assets	22
Expense Example	24
Investment Highlights	26
Schedules of Investments	29
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	56
Notice to Shareholders	58
Information about Trustees and Officers	59
Householding	63
Privacy Notice	64

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Performance for each of the classes for the periods as of September 30, 2018 is as follows:

Annualized Total Returns as of September 30, 2018

				Since
				Inception
Partners Fund	1 Year	3 Years	5 years	12/31/09
Institutional Class Shares	8.72%	13.68%	9.57%	11.93%
Class A Shares; With Load	3.02%	11.47%	8.18%	10.99%
Class A Shares; No Load	8.45%	13.39%	9.30%	11.65%
S&P 500® Index	17.91%	17.31%	13.95%	13.96%
Russell 1000® Value Index	9.45%	13.55%	10.72%	12.17%

Cornerstone Fund				12/31/14
Institutional Class Shares	8.15%	10.58%	—	6.26%
Class A Shares; With Load	2.51%	8.43%	—	4.55%
Class A Shares; No Load	7.90%	10.30%	—	5.99%
S&P 500® Index	17.91%	17.31%	—	12.00%
Bloomberg Barclays
U.S. Aggregate Bond Index	-1.22%	1.31%	—	1.35%
60/40 Blended Index**	9.99%	10.77%	—	7.77%
Consumer Price Index +3%	5.34%	5.05%	—	5.00%

**	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund expense ratio is 1.25% net and 1.28% gross for the Class A shares and 1.00% net and 1.03% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Cornerstone Fund expense ratio is 1.16% net and 1.83% gross for the Class A shares and 0.91% net and 1.58% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Adviser has contractually agreed to the fee waiver through at least January 27, 2019.

Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

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Dear Partner,

When starting on this letter, I considered talking about Hurricane Florence or the 10-year anniversary of Lehman Brothers’ demise. In the end, I decided to talk about something happier: food and wine.

For me, value investing is a bit like grocery shopping. I’m a lover of food and wine, especially when they come together in places like the wine country in Northern California. A recent weekend in Santa Rosa included a visit to Oliver’s Market – an employee-owned, independent chain with just four stores in Sonoma County. From fresh local produce to meat and seafood, gourmet cheese and prepared entrees, Oliver’s offerings are all outstanding. My wife laughs when I say that it’s my favorite store in the world, but it is!

When shopping at Oliver’s, my first stop is the meat counter. On our last visit, Prime NY strip steaks were on sale for $10 a pound and fresh Coho salmon was $9 a pound. We built meals around these deals. The steaks, grilled over mesquite, were as good as anything at my favorite steakhouse, but at a fraction of the cost. The salmon was paired with sweet corn on the cob (also on sale). Just thinking about that meal makes my mouth water.

At Poplar Forest, we approach investing the way I shop at Oliver’s – by focusing on what’s on sale. We don’t buy every special (some things are on sale for worrisome reasons), but when we see a good deal on a great stock, we jump on it. I think this bottom up approach is better than preparing a list at home (equivalent to a top-down forecast), then simply buying everything on that list. And can you imagine the index fund approach to grocery shopping – simply buying a little of everything in the store? What a nightmare. I’d much prefer to pay $10 a pound for four Prime NY strips than to shell out full price for single servings of the most popular cuts of beef, pork, chicken and fish. Same with stocks.

Shopping for Stocks

Perhaps the biggest difference between hunting for investment bargains and shopping for groceries is the necessity of action. As consumers, not going to the grocery store means we have nothing to eat. I get grumpy when I’m hungry. As investors, we won’t starve if the hunt for attractive new investments yields nothing – we can simply either hold what we currently own or build up a cash position while waiting patiently for deals like those strip steaks.

Early in 2018, our perusal of the stock market grocery aisles turned up opportunities in several companies with relatively defensive business models – i.e., companies that should do relatively well if the economy were to fall into recession. These bargains were created, we believe, because investors – enthusiastic about prospective earnings growth given the benefits of tax reform and a strong U.S. economy – weren’t interested in playing defense. Most folks don’t go looking for canned soup when the forecast is for warm, sunny weather.

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We took advantage of the price markdowns to initiate several new investments. In order to make these new investments, we exited a few positions. The tables below display all of the new investments and position liquidations for the Poplar Forest Partners Fund in the first three quarters of 2018 (the last three quarters of the fiscal year):

New Investments	Sector	Economic Exposure
Coty (COTY)	Consumer Staples	Defensive
Kroger (KR)	Consumer Staples	Defensive
DaVita (DVA)	Healthcare	Defensive
Merck (MRK)	Healthcare	Defensive
CenturyLink (CTL)	Telecom	Defensive
Noble Energy (NBL)	Energy	Cyclical
Qualcomm (QCOM)	Technology	Cyclical

Liquidations	Sector	Economic Exposure
Chevron (CVX)	Energy	Cyclical
TE Connectivity (TEL)	Technology	Cyclical
AECOM (ACM)	Industrial	Cyclical
Johnson Controls (JCI)	Industrial	Cyclical
Signet Jewelers (SIG)	Retail	Cyclical

As you can see, the new additions to the portfolio are generally more defensive in nature than what we sold. We didn’t make this shift because we are forecasting a recession, but because we believed that, at the prices we paid, these particular investments offered superior ratios of reward versus risk in what may be a late cycle economic environment.

More recently, defensive stocks that were on sale have appreciated while more economically sensitive stocks saw price reductions. The perceived outlook for those businesses with greater economic sensitivity had grown cloudy as worries about slowing global growth took root in investors’ minds. Fears of contagion from Turkish, Argentinian and Venezuelan instability are a continuing concern. The implementation of tariffs, the souring of U.S. trade relationships with global partners and the strengthening of the U.S. dollar are exacerbating global growth anxieties. This was particularly the case in several emerging markets (including China, Russia, Turkey, Brazil, Argentina and Venezuela) that experienced “bear market” price declines of 20% or more. These macroeconomic concerns created a stiff headwind to the results of our energy and materials holdings in the last quarter of the fiscal year.

Energy and Materials on Sale

It shouldn’t be a surprise that, as contrarian value investors, we have been interested in energy and materials companies. We are most attracted to companies where we see a large decoupling between stock price performance and long-term fundamentals. We believe this is the case for our investments in these sectors and we see opportunities despite frustrating recent returns. Financial results and cash flow for companies in these sectors are heavily influenced by commodity prices. Yet, while commodity

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prices have been rising, many of these stocks continue to underperform.  This disconnect between commodity prices and the stock prices of commodity producers has been a headwind to our recent investment results, however, we believe the underperformance has created opportunity.

Source: Bloomberg, Mizuho Securities USA

We believe there are several factors driving the disconnect. At the company level, after being burned badly last year, investors fear that future earnings power and returns will be structurally lower with a lack of capital discipline by management teams. They worry, in other words, that as commodity prices rise, there will be a rush of investment to increase production and service capacity. Layer on uncertainty about OPEC policy and a futures curve that is in “backwardation” (i.e. current prices higher than future prices), and it is easy to understand many investors’ current lack of enthusiasm.

However, as we examine the facts and company behavior more closely, we see long-term fundamentals skewed in our favor. Oil demand continues to grow strongly, outpacing normal annual growth of a million barrels per day. On the supply side, capital investments industry-wide fell sharply from 2014-2017. While spending will increase slightly in 2018, it is primarily concentrated in North America, whereas spending outside U.S. shale, OPEC and Russia, which collectively account for half of global supply, is down an astonishing 50% from 2014 levels. Given the relatively long lead time of major energy developments, the impact of recent underinvestment will become increasingly clear in coming years. Additionally, with U.S. shale (10% of global supply) showing signs of growing pains and OPEC spare capacity on pace to fall below 2% of global demand, supply growth is likely to be below normal the next 3-5 years. The tradeoffs between short-term, macro concerns and significant, long-term underinvestment is also true for other commodities, such as copper.

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Source: IHS, Company Data, Morgan Stanley Research

Importantly, our investments are not predicated on forecasting a specific commodity price, but rather are driven by company-specific factors including self-help initiatives, valuation and risk-reward ratios. The market analysis like that in the chart above helps us develop confidence in a range for commodity prices and assess the risk of over- or under-shooting that range.  We believe long-term, normal prices are approximately $60-$70 for oil, $2.75 to $3.25 for natural gas and $3.00 for copper.

As of September 30, 2018, roughly 18% of the net assets of the Poplar Forest Partners Fund was invested in five energy and two materials companies. Likewise, roughly 11% of the net assets (16% of equity assets) of the Poplar Forest Cornerstone Fund was invested in four energy and two materials companies. We are excited about these investments and you can read more about them in the appendix at the end of this letter.

Value Investing Requires Patience and Conviction

While the recent results of our investments in energy and materials companies have been disappointing, we continue to have high conviction in these investments. When we see the type of disconnects between fundamentals and stocks prices as exemplified in the prior chart, we get excited. That said, we take time to understand the balance sheet and cash flow dynamics of each of the businesses in question as we want to feel confident that we won’t be penalized by an extended value recognition process. While I may have opened this letter by talking about $10 per pound Prime NY strip steaks, when shopping for stocks, we are looking for something that won’t spoil in a week or two. We are interested in companies that share the characteristics of fine wine – businesses that improve with age.

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Like a climate-controlled wine cellar, having patient client partners is critical to our ability to invest for the long term. Many of you have been with us for many years and we appreciate your support.

Sincerely,

J. Dale Harvey
October 1, 2018

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Appendix: Description of Current Energy & Materials Investments

Energy Investments:

•
Antero Resources (ticker: AR) is the largest natural gas liquids producer in the U.S. with a low-cost position in the Marcellus.  We believe Antero at current prices reflects outsized negativity, embedding a steep discount to current natural gas prices as well as the futures curve.  It’s rare when you can buy an exploration and production (E&P) company below the value of its already producing reserves, while getting 15-plus years of reserves for “free.”

•
Baker Hughes (ticker: BHGE), the second largest oilfield services company, is in the midst of integrating with General Electric (GE)’s oil and gas business. It is undertaking a meaningful effort to streamline operations and realize synergies with the potential to double operating margins, earnings and cash flow over the next few years. A low debt level is also allowing it to repurchase shares at what we believe are attractive prices. Despite this, Baker Hughes remains out of favor and trades at a discount to both peers and its own history, in part due to investor concern over an eventual GE exit.

•
Devon Energy (ticker: DVN) is a well-capitalized, North America focused E&P with key oil positions in the Permian (Delaware Basin) and Anadarko Basin (STACK). It has a differentiated asset base with a multi-decade runway of low cost, high return drilling locations. Devon is also leading the industry with strong capital discipline, spending within cash flow and returning capital to shareholders. In addition to forecasted double-digit operating cash flow growth through 2020, Devon is executing one of the industry’s largest share repurchase programs.

•
Noble Energy (ticker: NBL) is a large cap E&P with a diversified asset base across U.S. shale (Permian, DJ Basin, Eagle Ford) and international offshore markets. Recent concerns over pipeline constraints in the Permian and potential ballot measures in Colorado have created a compelling opportunity.  Double digit production growth in the U.S. and the start-up of its high value Leviathan project in Israel are forecast to double operating cash flow by 2020. At current prices, we believe we get Leviathan’s approximate $2 per share of cash flow for “free.” In our view, its investment grade balance sheet, dividend and share buybacks mitigate downside risk.

•
Weatherford International (ticker: WFT) is an oilfield services company mired in a lot of investor debate. While the stock is trading like there is going concern risk, we see a company in the early innings of a promising turnaround at the bottom of a new upcycle. The turnaround is being led by a highly respected new CEO, Mark McCollum, who has a strong track record as the former CFO of Halliburton. Management is targeting $1 billion of recurring savings (current market cap is $3 billion) and cutting leverage metrics in half. While still early, management has so far shown operational improvement, has advanced non-core asset sales and has pushed out near-term debt maturities. Despite investors remaining highly skeptical because of its shaky past and high debt load, we believe risk-reward is very much in our favor.

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Materials Investments:

•
Freeport-McMoRan (ticker: FCX) is the largest copper miner in the world with assets across the U.S., South America and Indonesia (Grasberg mine). The weakness in the stock this year has been driven by concerns over Grasberg, and most recently, China. With Grasberg moving towards resolution and copper demand and inventory levels favorable, Chinese currency weakness and trade war fears have hurt investor sentiment. Long-term, significant underinvestment in new mine supply and 5- to 10-year development times has increased the likelihood of future supply shortfalls. With the stock reflecting below normal copper prices, we believe Freeport is undervalued.

•
Reliance Steel (ticker: RS) is the largest metals service company in North America. It operates in a highly fragmented market with 2x to 3x the market share of its closest competitor. We view the company as the Berkshire Hathaway of the steel industry – it generates strong returns, allocates capital well and manages its business to take advantage of M&A opportunities in both good and bad market environments. In addition to steel price volatility, recent tariff and China concerns have dampened enthusiasm. However, we believe that at 10x 2019 consensus estimated earnings, Reliance is a well-run company offering above average return prospects while trading at a deep discount to the market.

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

Portfolio Returns and Attribution

The Partners Fund Institutional Class shares produced a return of 8.72% while Class A shares (no load) produced an 8.45% return for the fiscal year ended September 30, 2018.  This compared to a return of 17.91% for the S&P 500 Index and 9.45% for the Russell 1000 Value Index.

For the fiscal year, the Fund benefitted at the sector level from its underweight to Consumer Staples, Communication Services, Utilities and Real Estate, as well as its overweight to the Healthcare sector. Conversely, the Fund’s overweight to the Energy and Financial sectors negatively impacted performance, as did the Fund’s underweight to Information Technology.

At the security level, the Fund was most negatively impacted by its investments in the Energy, Consumer Discretionary and Financial sectors with the largest detractors of performance being Weatherford International in the Energy sector, Newell Brands and Signet Jewelers in the Consumer Discretionary sector, and American International Group and Lincoln National in the Financial sector. Offsetting this was positive contribution from Advance Auto Parts and Tapestry in the Consumer Discretionary sector, Abbott Laboratories and Eli Lilly in the Healthcare sector, and Qualcomm in the Information Technology sector.

Value Vs. Growth Disparity

Growth investing has captured investors’ attention, particularly over the past 18 months ended September 30, 2018. Over this time period, we have seen the price-to-sales ratio for the Russell 1000 Growth Index increase from 2.27 to 3.30 (a 45% jump), while the same ratio for the Russell 1000 Value Index actually declined slightly from 1.80 to 1.68. At the same time, the forward price-to-earnings ratio for the Russell 1000 Growth Index rose from 19.95 to 21.76 while the ratio for the Russell 1000 Value Index fell from 16.53 to 14.45. Clearly, we see more value in value. On the return side, growth stocks continued to outperform value stocks in the last fiscal quarter with the Russell 1000 Growth Index rising 9.17% and the Russell 1000 Value Index rising 5.70% (despite trailing its Growth Index counterpart, this is still a very healthy return in the big picture).

While we don’t know when a shift in favor of value investing will take place, we remain steadfast to our contrarian value investment process and believe our Fund is well positioned for the shift when it inevitably takes place.

Current Fund Positioning

The Fund is a “best ideas,” high conviction portfolio with 25-35 companies that we aim to hold for three or more years. Because the Fund embraces a contrarian style, we often seek companies that are unloved and underappreciated by the market yet, in our opinion, have the potential to deliver superior returns over longer time frames. The companies we favor are financially strong, with sound management and healthy free cash flow.

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Due to our bottom-up process, our portfolio often differs substantially from the S&P 500 Index and had an active share of 93.3% at fiscal year-end. As of September 30, 2018, the Fund’s largest overweight positions compared to the Index were in the Financial, Energy and Healthcare sectors. Conversely, having found fewer companies that meet our criteria in Communication Services, Information Technology, Industrials and Consumer Staples, we were underweight in these sectors, and held no positions in the Utilities or Real Estate sectors.

New Portfolio Positions

During the fiscal year, we established new investments in Century Link, Cisco Systems, Coty, DaVita, Kroger, Merck, Newell Brands, Noble Energy and Qualcomm.

Century Link (ticker: CTL): Continued consolidation in the wireline industry has merged six companies into one with last year’s merger between CenturyLink and Level 3.  The transaction has already generated significant cost and capital expense synergies, significantly boosting incremental free cash flow. While the market appears to be concerned about acquisition-related debt, we expect CenturyLink’s enterprise business to benefit from Level 3’s returns oriented culture focused on profitable growth, particularly now that Level 3’s management team has taken the reins. We anticipate this resulting in attractive incremental operating margins, free cash flow growth, and an attractive dividend yield.

Cisco Systems (ticker: CSCO): A more favorable macro backdrop, several years of under-investing in networking infrastructure combined with increasing data traffic at the edges of the network, are all leading to near-term above trendline growth for Cisco Systems.  Recent portfolio refreshes have been well received and increases in the software and recurring services businesses are improving free cash flow conversion.  We believe the combination of topline growth, positive mix shifts on the margin side and a very shareholder friendly capital allocation strategy should result in EPS growth.

Coty (ticker: COTY): Coty is a large, diversified beauty company with leading positions in mass beauty, professional haircare, and luxury fragrances. The business was transformed by the $12B acquisition of P&G’s portfolio of beauty brands in 2015, which more than doubled the size of the legacy business. At the time, expectations for the deal were sky high (mid-20s P/E) and confidence in management was robust. Over the last two years, the integration proved more challenging than the market anticipated and expectations were reset, with the stock rerating to a low-teens multiple on much less aggressive assumptions. We see an attractive risk/reward skew with significant potential upside, even if management achieves only a fraction of its 800+ basis point margin expansion target. In our view, with luxury beauty peers still trading in the mid-20s on P/E, an improvement in underlying fundamentals could generate renewed interest in the story and drive the current low to mid-teens multiple higher over time. Additionally, the investment benefits from the beauty category’s historical defensiveness and a current 4% yield.

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DaVita (ticker: DVA): DaVita is a leading provider of dialysis, a lifesaving therapy for patients suffering from kidney failure.  Dialysis patients represent less than 1% of Medicare enrollees but comprise more than 7% of costs and DaVita has delivered consistent cost savings in treating these patients.  Kidney failure often results from diabetes and high blood pressure which are unfortunately becoming more prevalent diseases each year.  We believe DaVita has above average earnings growth potential due to an improving outlook for their core dialysis business and the ability to repurchase 20%+ of their outstanding shares with the proceeds from the sale of their poorly performing Medical Group segment to United Health.  Recent concerns about ballot initiatives targeting the dialysis industry in California enabled us to opportunistically purchase shares at what we believe is a below average valuation.

Kroger (ticker: KR): Kroger is the largest pure-play food retailer in the U.S. Despite 13 straight years of share gains, the market is overly pessimistic on Kroger’s future prospects as the industry evolves. While grocery remains a highly competitive industry, Kroger has several initiatives underway that we believe could continue to drive share gains and maintain or improve profitability, for example, by: 1) utilizing its best in class data to improve its already robust loyalty program and data analytics capability, 2) protecting the business from digital disruption with the integration of recent deals with Ocado, Home Chef, and Walgreens, and 3) expanding its powerhouse, higher-margin private label portfolio that currently generates more than $20 billion in annual sales. These initiatives should allow Kroger to continue to gain market share in an industry still full of sub-scale and struggling independent grocers who will have difficulty adapting to new competitive pressures. At a low teens earnings multiple with an investment grade balance sheet and a 2% dividend yield, Kroger presents an attractive traditional value investment with a balanced mix of potential growth drivers.

Merck (ticker: MRK): Investor angst about drug price reform and skepticism about the ability of Merck’s pipeline to offset increased competition in the company’s base business have resulted in Merck being valued at a discount to the market. Despite investor skepticism, we believe Merck’s drug research and development capabilities are improving. Through Keytruda, an injectable drug therapy that activates the immune system to fight cancer, Merck is establishing a leadership position in one of the most innovative areas of pharmaceutical research and development. With 700+ trials underway across most cancer indications, Keytruda has the potential to become the biopharmaceutical industry’s next big “pipeline within a product.” With a discounted valuation, a 3%+ dividend yield, and a AA balance sheet, we believe downside risk is low and current prices imply Merck’s pipeline is “on sale”.

Newell Brands (ticker: NWL): Newell Brands is a leading global consumer goods company with a diverse set of brands such as Sharpie, Elmer’s, and Rubbermaid.  The stock price declined significantly after the acquisition of Jarden failed to generate favorable results.  Newell is part way through its “Accelerated Transformation Plan,” and we believe investors are underestimating the earnings power of the business once this transformation is complete. While not central to our

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investment thesis, we are encouraged by the company’s cooperation with activist investors who are focused on creating substantial value for shareholders.

Noble Energy (ticker: NBL): Noble Energy is a global, large cap exploration and production energy company with a diversified asset base.  Over the past few years, Noble has executed several strategic actions to high grade and reposition its portfolio.  This resulted in core assets now being focused in the U.S. (Permian, DJ Basin, Eagle Ford) and international offshore markets, primarily concentrated in the Eastern Mediterranean.  The company has balanced exposure to oil and gas production and more than 15 years of high-return, proved reserves.  Recent concerns over pipeline constraints in the Permian and ballot measures in Colorado have created what we believe is a compelling opportunity.  Double-digit production growth in the U.S. and the start-up of its high value Leviathan project in Israel (late 2019) are forecast to double operating cash flow by 2020.  At current prices, we believe we get Leviathan’s approximate $2 per share of cash flow for “free.”  We also believe the company’s investment grade balance sheet, dividend and share buybacks mitigate downside risk.

Qualcomm (ticker: QCOM): Qualcomm presents an opportunity to buy a leading technology company with an impressive portfolio of intellectual property during a time when there is uncertainty about the company’s long-term earnings outlook. In addition to our expectations for the settlement of two key royalty disputes, internal cost-cutting efforts, and the completion of up to $30B in announced stock buybacks, the company maintains a strong balance sheet and pays a 4.5% dividend.  Finally, we expect Qualcomm to reassert its dominance in the upcoming 5G cycle, both at the device and infrastructure levels, leading to more optimism about the 3- to 5-year growth profile.

Exited Portfolio Positions

We exited our positions in AECOM, Brighthouse Financial, Chevron, Johnson Controls, Micro Focus International, Microsoft, Ralph Lauren, Signet, and TE Connectivity.

Aecom (ticker: ACM): We purchased AECOM, a leading engineering and construction company, with the view that the company was well positioned to benefit from increasing global infrastructure investment.  Over the course of our investment, the company’s project backlog grew substantially.  From fiscal 2016 to June 2018, the backlog, including unconsolidated joint venture projects, increased by $15B, or 38%.  Unfortunately, margins on existing business continued to disappoint, causing earnings per share to stay stagnant.  The company’s margin trends suggest it is sacrificing price to win new business.  As a result, we re-evaluated our view of AECOM’s earnings power and no longer found the shares to be a top investment idea.

Brighthouse Financial (ticker: BHF): We received Brighthouse Financial shares as a spin-out from MetLife.  Brighthouse is a life insurance company that specializes in variable annuities.  The company is in transition as it shifts its portfolio to less market sensitive and less capital-intensive offerings.  We exited our position to focus on MetLife, which is more diversified, has global reach, and pays a healthy dividend.

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Chevron (ticker: CVX): We exited our position in Chevron.  From our initial investment in 2015, the company benefited from a rise in oil prices, improved capital efficiency and higher production as several large-scale projects were brought into service.  As the balance sheet strengthened and the dividend coverage improved, the valuation disconnect that was present at purchase no longer existed.  As a result, we reinvested the funds into investments that offered superior risk-adjusted return potential.

Johnson Controls International (ticker: JCI): Johnson Controls International is the result of a 2016 merger between Johnson Controls and Tyco International to create a leading building efficiency and battery company.  The 2016 deal brought strong promise of expense synergies and new cross-selling potential.  Merger progression did not live up to our expectations and free cash flow generation was disappointing.  As a result, we lowered our view of normalized earnings.  The company also announced it is performing a strategic review of its batteries segment.  While a business sale or spin-out typically holds promise, our calculations suggested a transaction will not add shareholder value and may even be dilutive.  Therefore, we decided to exit the position and reinvest the proceeds in other opportunities.

Micro Focus International (ticker: MFGP): Given the growing concerns surrounding Micro Focus International’s legacy software business, we exited our position in the company after receiving shares as part of the spin-merge with Hewlett Packard Enterprise.

Microsoft (ticker: MSFT): Having owned Microsoft for over 10 years, we exited the stock as the benefits of the company’s cloud initiatives and shift to subscription for core franchises was more fully reflected in the stock price.

Ralph Lauren (ticker: RL): We exited our investment in Ralph Lauren following a sharp recovery in the share price to levels more in line with our estimates of fair value. Ralph Lauren is an iconic brand undergoing a major restructuring after years of excessive distribution and brand dilution. Apparel remains an intensely competitive industry and Ralph Lauren’s outsized exposure to the wholesale channel will cause ongoing margin headwinds for the business. While the stock performed well on the shoulders of a very healthy U.S. consumer, we see more favorable risk/reward opportunities in other parts of the consumer landscape.

Signet Jewelers (ticker: SIG): Signet rebounded strongly after a disappointing start to the fiscal year. Improving execution and healthy domestic consumer spending helped drive an inflection in same-store sales at the same time headwinds from the company’s credit outsourcing began to fade. Meanwhile, with the R2Net acquisition, Signet has created a meaningful ecommerce presence that has dispelled some of the long-term bear thesis. With the stock more fairly reflecting what we viewed as the underlying value of the business, we opted to move on to new opportunities in which risk/reward profiles appeared more favorable.

TE Connectivity (ticker: TEL): We exited our position in TE Connectivity (TEL) after having owned the company for more than 10 years. Our initial investment thesis (when the stock was below $13 and trading at roughly 5x forward EPS), was that the

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automotive unit, combined with electrical content growth, would generate mid to high single digit revenue growth, mid-teens operating profit growth and high teens EPS growth.  Since then, the company has rationalized and upgraded portfolio offerings which led to a doubling of EPS and an eight-fold increase in the stock price.  Therefore, with the stock trading at almost 17x forward earnings, in our opinion, there was more downside risk than upside reward.

Following these changes, the Fund ended the fiscal period with 30 investments and roughly 3% cash.

CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund Institutional Class shares produced a 8.15% return and the Class A shares (no load) produced a 7.90% return. This compares to a 9.99% return for a 60/40 blend of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the fiscal year ended September 30, 2018.

The Fund benefitted from equity investments in the Consumer Discretionary, Healthcare and Information Technology sectors this fiscal year with our top contributors being Advance Auto Parts (consumer discretionary), Abbott Laboratories (healthcare), Cisco Systems (information technology), Tapestry (consumer discretionary), and Qualcomm (information technology). The top detractors to our results were Signet Jewelers (consumer discretionary), Newell Brands (consumer discretionary), American International Group (financial), Baker Hughes (energy), and EQT Corporation (energy).

While the overlap between the equities owned in the Cornerstone and Partners Funds is quite high, the Cornerstone Fund remains far more defensive with roughly 7% in cash and equivalents and roughly 25% in fixed income investments. Over time, we would expect the Fund to hold between 25% and 50% in bonds, with our current exposure being driven by concerns that interest rates could increase further in coming periods. When interest rates rise, the value of bonds generally falls.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 68% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 27% of our fixed income portfolio is invested in inflation protected Treasury bonds (“TIPs”). The income produced by TIPs increases in periods when inflation rises. We also own one Treasury note whose income is indexed to short-term interest rates. The note comprises 9% of the fixed income portfolio and should protect purchasing power if interest rates rise as we expect.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that

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are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

New Portfolio Positions

We made new investments in Century Link, Coty, DaVita, EQT Corporation, Equifax, Kroger, Newell Brands, Noble Energy, and Qualcomm during the fiscal year ended September 30, 2018.

Century Link (ticker: CTL): Continued consolidation in the wireline industry has merged six companies into one with last year’s merger between CenturyLink and Level 3.  The transaction has already generated significant cost and capital expense synergies, significantly boosting incremental free cash flow. While the market appears to be concerned about acquisition-related debt, we expect CenturyLink’s enterprise business to benefit from Level 3’s returns oriented culture focused on profitable growth, particularly now that Level 3’s management team has taken the reins. We anticipate this resulting in attractive incremental operating margins, cash flow growth, and an attractive dividend yield.

Coty (ticker: COTY): Coty is a large, diversified beauty company with leading positions in mass beauty, professional haircare, and luxury fragrances. The business was transformed by the $12B acquisition of P&G’s portfolio of beauty brands in 2015, which more than doubled the size of the legacy business. At the time, expectations for the deal were sky high (mid-20s P/E) and confidence in management was robust. Over the last two years, the integration proved more challenging than the market anticipated and expectations were reset, with the stock rerating to a low-teens multiple on much less aggressive assumptions. We see an attractive risk/reward skew with significant upside, even if management achieves only a fraction of its 800+ basis point margin expansion target. In our view, with luxury beauty peers still trading in the mid-20s on P/E, an improvement in underlying fundamentals could generate renewed interest in the story and drive the current low to mid-teens multiple higher over time. Additionally, the investment benefits from the beauty category’s historical defensiveness and a 4% yield.

DaVita (ticker: DVA): DaVita is a leading provider of dialysis, a lifesaving therapy for patients suffering from kidney failure.  Dialysis patients represent less than 1% of Medicare enrollees but comprise more than 7% of costs and DaVita has delivered consistent cost savings in treating these patients.  Kidney failure often results from diabetes and high blood pressure which are unfortunately becoming more prevalent diseases each year.  We believe DaVita has above average earnings growth potential due to an improving outlook for their core dialysis business and the ability to repurchase 20%+ of their outstanding shares with the proceeds from the sale of their poorly performing Medical Group segment to United Health.  Recent concerns about ballot initiatives targeting the dialysis industry in California enabled us to opportunistically purchase shares at what we believe is a below average valuation.

EQT Corporation (ticker: EQT): EQT is the largest natural gas producer in the US with a low-cost position in the Marcellus shale.  During the first quarter of the fiscal

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year, EQT completed its acquisition of Rice Energy, which enhanced its acreage position, drilling inventory and exposure to high margin natural gas liquids, while offering more than $2B of synergy and capital efficiency potential.  Outsized negativity over long-term natural gas prices created an opportunity to purchase shares at what we believed to be a significant discount to intrinsic value.  Finally, we believed we were getting EQT’s option to unlock value by spinning-out its midstream business for “free.”

Equifax (ticker: EFX): Equifax suffered one of the worst data breaches in history, and as a data collection company, this event created widespread outrage.  Class action lawsuits, regulatory reviews and political questioning are all headwinds for the company.  However, the share price reaction seems overdone and Equifax remains an important data provider to many industries.  We believe the company will survive this event while maintaining market share.  This is based on: 1) Equifax being the #1 provider of consumer data in the U.S. and Canada; 2) data breaches are becoming more common (“there are two types of companies – those who have been hacked, and those who have not been hacked YET”) and most business victims rebound (Yahoo, TJ Maxx, Target, Home Depot) and 3) competitor Experian had a 2015 data breach and fully recovered.  While it will likely take time for this event to pass, we see upside in the shares.  The company operates a great business with a strong organic growth outlook, healthy margins and a wide competitive moat.  Lastly, the company has successfully transformed from a credit bureau to a global data analytics provider.

Kroger (ticker: KR): Kroger is the largest pure-play food retailer in the U.S. Despite 13 straight years of share gains, the market is overly pessimistic on Kroger’s future prospects as the industry evolves. While grocery remains a highly competitive industry, Kroger has several initiatives underway that we believe could continue to drive share gains and maintain or improve profitability, for example, by: 1) utilizing its best in class data to improve its already robust loyalty program and data analytics capability, 2) protecting the business from digital disruption with the integration of recent deals with Ocado, Home Chef, and Walgreens, and 3) expanding its powerhouse, higher-margin private label portfolio that currently generates more than $20 billion in annual sales. These initiatives should allow Kroger to continue to gain market share in an industry still full of sub-scale and struggling independent grocers who will have difficulty adapting to new competitive pressures. At a low teens earnings multiple with an investment grade balance sheet and a 2% dividend yield, Kroger presents an attractive traditional value investment with a balanced mix of potential growth drivers.

Newell Brands (ticker: NWL): Newell Brands is a leading global consumer goods company with a diverse set of brands such as Sharpie, Elmer’s, and Rubbermaid.  The stock price declined significantly after the acquisition of Jarden failed to generate favorable results.  Newell is part way through its “Accelerated Transformation Plan,” and we believe investors are underestimating the earnings power of the business once this transformation is complete. While not central to our investment thesis, we are encouraged by the company’s cooperation with activist investors who are focused on creating substantial value for shareholders.

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Noble Energy (ticker: NBL): Noble Energy is a global, large cap exploration and production energy company with a diversified asset base.  Over the past few years, Noble has executed several strategic actions to high grade and reposition its portfolio.  This resulted in core assets now being focused in the U.S. (Permian, DJ Basin, Eagle Ford) and international offshore markets, primarily concentrated in the Eastern Mediterranean.  The company has balanced exposure to oil and gas production and more than 15 years of high-return, proved reserves.  Recent concerns over pipeline constraints in the Permian and ballot measures in Colorado have created what we believe is a compelling opportunity.  Double-digit production growth in the U.S. and the start-up of its high value Leviathan project in Israel (late 2019) are forecast to double operating cash flow by 2020.  At current prices, we believe we get Leviathan’s approximate $2 per share of cash flow for “free.”  We also believe the company’s investment grade balance sheet, dividend and share buybacks mitigate downside risk.

Qualcomm (ticker: QCOM): Qualcomm presents an opportunity to buy a leading technology company with an impressive portfolio of intellectual property during a time when there is uncertainty about the company’s long-term earnings outlook. In addition to our expectations for the settlement of two key royalty disputes, internal cost-cutting efforts, and the completion of up to $30B in announced stock buybacks, the company maintains a strong balance sheet and pays a 4.5% dividend.  Finally, we expect Qualcomm to reassert its dominance in the upcoming 5G cycle, both at the device and infrastructure levels, leading to more optimism about the 3- to 5-year growth profile.

Exited Portfolio Positions

We exited our positions in Aecom, Antero Resources, Brighthouse Financial, Chevron, Haliburton, Johnson Controls, Las Vegas Sands, Micro Focus International, Pepsico, Plains GP Holdings, Perspecta, Ralph Lauren, Signet and TE Connectivity this fiscal period ended September 30, 2018.

Aecom (ticker: ACM): We purchased AECOM, a leading engineering and construction company, with the view that the company was well positioned to benefit from increasing global infrastructure investment.  Over the course of our investment, the company’s project backlog grew substantially.  From fiscal 2016 to June 2018, the backlog, including unconsolidated joint venture projects, increased by $15B, or 38%.  Unfortunately, margins on existing business continued to disappoint, causing earnings per share to stay stagnant.  The company’s margin trends suggest it is sacrificing price to win new business.  As a result, we re-evaluated our view of AECOM’s earnings power and no longer found the shares to be a top investment idea.

Antero Resources (ticker: AR): In the Cornerstone Fund, we swapped our investment in Antero Resources for EQT Corporation.  Both Antero and EQT are low cost natural gas producers in the Marcellus shale with large and attractive acreage positions that provide many years of future drilling potential.  EQT’s larger market capitalization, investment grade balance sheet and dividend were deemed to be a better fit for the Cornerstone Fund’s yield and risk orientation.

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Brighthouse Financial (ticker: BHF): We received Brighthouse Financial shares as a spin-out from MetLife.  Brighthouse is a life insurance company that specializes in variable annuities.  The company is in transition as it shifts its portfolio to less market sensitive and less capital-intensive offerings.  We exited our position to focus on MetLife, which is more diversified, has global reach, and pays a healthy dividend.

Chevron (ticker: CVX): We exited our position in Chevron.  From our initial investment in 2015, the company benefited from a rise in oil prices, improved capital efficiency and higher production as several large-scale projects were brought into service.  As the balance sheet strengthened and the dividend coverage improved, the valuation disconnect that was present at purchase no longer existed.  As a result, we reinvested the funds into investments that offered superior risk-adjusted return potential.

Halliburton (ticker: HAL): We exited Halliburton following strong price appreciation at the end of 2017 (the beginning of the fiscal year). In addition, we have redeployed the capital from the Halliburton sale to other companies in the energy sector where we expect greater long-term price appreciation, particularly in the exploration and production segment of the energy market.

Johnson Controls International (ticker: JCI): Johnson Controls International is the result of a 2016 merger between Johnson Controls and Tyco International to create a leading building efficiency and battery company.  The 2016 deal brought strong promise of expense synergies and new cross-selling potential.  Merger progression did not live up to our expectations and free cash flow generation was disappointing.  As a result, we lowered our view of normalized earnings.  The company also announced it is performing a strategic review of its batteries segment.  While a business sale or spin-out typically holds promise, our calculations suggested a transaction will not add shareholder value and may even be dilutive.  Therefore, we decided to exit the position and reinvest the proceeds in other opportunities.

Las Vegas Sands (ticker: LVS): The shares of Las Vegas Sands hit our price target after strong price appreciation.  Further gains from recent levels will likely require the casino operator to win the rights for building a new integrated resort in Japan.  While we believe the company is the frontrunner for this project, the expected timing for further revenue improvement is many years away.

Micro Focus International (ticker: MFGP): Given the growing concerns surrounding Micro Focus International’s legacy software business, we exited our position in the company after receiving shares as part of the spin-merge with Hewlett Packard Enterprise.

Pepsico (ticker: PEP): PepsiCo is a leading beverage and snack company.  The company has successfully navigated changing consumer tastes through innovation and geographic expansion.  We decided to exit our position after the shares reached our price target and concerns regarding soda volumes emerged.  As consumers become more health conscious, sugary beverages are facing demand challenges.

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Plains GP Holdings (ticker: PAGP): As shares of Plains GP Holdings, the pipeline operator, reached our price target, we exited the investment and used the proceeds for other high conviction ideas with greater return potential.  There were no fundamental changes at the company that altered our investment thesis.

Perspecta (ticker: PRSP): We obtained Perspecta shares as a spin-out of DXC Technologies.  Perspecta is the product of DXC’s government services business merging with Vencore and KeyPoint.  The new company is a leading player in government services and has the scale to compete.  However, we sold our position as the company already has industry leading adjusted EBITDA margins and a large contract (15%-20% of revenues) that is subject to re-compete.  While we believe Perspecta is in a good position to retain this business, an unexpected loss of the contract would create substantial downside.  Also, since the company is already highly profitable, most of the earnings growth potential will need to come from revenue gains.  Management expects merger synergies, but we are more skeptical.  Lastly, Perspecta has a fair amount of debt.  Cash generation will need to be initially allocated to debt reduction rather than acquisition opportunities.

Signet Jewelers (ticker: SIG): Signet rebounded strongly after a disappointing start to the year. Improving execution and healthy domestic consumer spending helped drive an inflection in same-store sales at the same time headwinds from the company’s credit outsourcing began to fade. Meanwhile, with the R2Net acquisition, Signet has created a meaningful ecommerce presence that has dispelled some of the long-term bear thesis. With the stock more fairly reflecting what we viewed as the underlying value of the business, we opted to move on to new opportunities with risk/reward profiles that appeared more favorable.

TE Connectivity (ticker: TEL): We exited our position in TE Connectivity this fiscal period after having owned the company firm-wide for more than 10 years. Our initial investment thesis (when the stock was trading at roughly 5x forward EPS), was that the automotive unit, combined with electrical content growth, would generate mid to high single digit revenue growth, mid-teens operating profit growth and high teens EPS growth.  Since then, the company has rationalized and upgraded portfolio offerings which led to a doubling of EPS.  In our view, there is currently more downside risk than upside reward.

With these changes, the Fund ended the fiscal period with 33 equity investments.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.

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This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of the Funds’ future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

As of September 30, 2018, the Poplar Forest Partners Fund’s 10 largest holdings accounted for 43.32% of total fund assets.  The Fund’s 10 largest holdings at September 30, 2018:

Qualcomm	4.80%
AmerisourceBergen	4.61%
Advance Auto Parts	4.49%
Citigroup	4.35%
Bank of America	4.26%
MSC Industrial Direct	4.23%
Abbott Laboratories	4.21%
Lincoln National	4.20%
International Business Machines	4.13%
Zimmer Biomet Holdings	4.03%

As of September 30, 2018, the Poplar Forest Cornerstone Fund’s 10 largest equity holdings accounted for 28.67% of total fund assets.  The Fund’s 10 largest equity holdings at September 30, 2018:

Qualcomm	3.36%
AmerisourceBergen	3.03%
Citigroup	3.01%
Advance Auto Parts	2.92%
Zimmer Biomet Holdings	2.90%
MSC Industrial Direct	2.84%
Abbott Laboratories	2.78%
Lincoln National	2.73%
American International Group	2.65%
Baker Hughes A GE Co.	2.44%

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® Index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate

POPLAR FOREST FUNDS

Bond Index). The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The annual percentage change in the CPI is used as a measure of inflation.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a market index, such as the Standard & Poor’s 500 Index (S&P 500). Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Active Share Percentage measures the difference between the asset composition of a fund and its benchmark. A larger difference between composition of the fund and benchmark results in a larger active share percentage.  To determine the portfolio’s active share, add the absolute differences between the portfolio weights and the benchmark weights and divide by two.  Active share is not a predictor of future performance.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Book value of an asset is the value at which the asset is carried on a balance sheet.  Book value is also the net asset value of a company, calculated as total assets minus intangible assets (patents, goodwill) and liabilities.

Dividend yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund or stock share price. It does not reflect capital gains distributions.

Earnings Per Share (EPS) is the net income of a company divided by the total number of shares it has outstanding.

EBITDA (earnings before interest, tax, depreciation and amortization) is a measure of a company’s operating performance. Essentially, it’s a way to evaluate a company’s performance without having to factor in financing decisions, accounting decisions or tax environments.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Price/Book Ratio (P/B) is the price/book ratio of a fund is the weighted average of the price/book ratios of all the stocks in a fund’s portfolio.

Price/Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Price/Sales (P/S) ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Yield on a security is the amount of cash (in percentage terms) that returns to the owners of the security, in the form of interest or dividends received from it. Normally, it does not include the price variations, distinguishing it from the total return.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2018 (Unaudited)

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Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2018 (Unaudited)

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/18 – 9/30/18).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at September 30, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/18	9/30/18	4/1/18 – 9/30/18	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,082.00	$6.52	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,083.50	$5.22	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/18	9/30/18	4/1/18 – 9/30/18	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,062.80	$5.95	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,064.10	$4.66	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

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Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs. the S&P 500® Index
and the Russell 1000® Value Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Partners Fund – Institutional Class Shares	8.72%	9.57%	11.93%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	3.02%	8.18%	10.99%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	8.45%	9.30%	11.65%
S&P 500® Index	17.91%	13.95%	13.96%
Russell 1000® Value Index	9.45%	10.72%	12.17%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, and is a subset of the Russell 3000® Index.

[1]	The Fund commenced operations on December 31, 2009.

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Cornerstone Fund – Institutional Class Shares vs.
the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index,
the Blended Index and the Consumer Price Index +3%

		Since
Average Annual Total Return:	1 Year	Inception[1]
Poplar Forest Cornerstone Fund – Institutional Class Shares	8.15%	6.26%
Poplar Forest Cornerstone Fund – Class A Shares (with sales load)	2.51%	4.55%
Poplar Forest Cornerstone Fund – Class A Shares (without sales load)	7.90%	5.99%
S&P 500® Index	17.91%	12.00%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	1.35%
60% S&P 500®/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	9.99%	7.77%
Consumer Price Index +3%	5.34%	5.00%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

POPLAR FOREST CORNERSTONE FUND

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable market, including Treasuries, government related and corporate securities.

The blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CPI +3% is a measure defined as an objective in the Fund’s prospectus.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares	COMMON STOCKS – 96.6%	Value
	Banks – 8.6%
1,085,000	Bank of America Corp.	$31,964,100
455,000	Citigroup, Inc.	32,641,700
		64,605,800
	Communications Equipment – 1.7%
270,000	Cisco Systems, Inc.	13,135,500

	Consumer Finance – 3.7%
1,040,000	Ally Financial, Inc.	27,508,000

	Diversified Telecommunication Services – 2.3%
815,000	CenturyLink, Inc.	17,278,000

	Energy Equipment & Services – 5.1%
685,000	Baker Hughes, Inc.	23,173,550
5,675,000	Weatherford International plc (a) (b)	15,379,250
		38,552,800
	Food & Staples Retailing – 1.5%
385,000	Kroger Co.	11,207,350

	Health Care Equipment & Supplies – 4.0%
230,000	Zimmer Biomet Holdings, Inc.	30,238,100

	Health Care Providers & Services – 5.7%
375,000	AmerisourceBergen Corp.	34,582,500
113,000	DaVita Inc. (b)	8,094,190
		42,676,690
	Household Durables – 2.7%
1,000,000	Newell Brands, Inc.	20,300,000

	Insurance – 12.2%
563,000	American International Group, Inc.	29,974,120
465,000	Lincoln National Corp.	31,461,900
640,000	MetLife, Inc.	29,900,800
		91,336,820
	IT Services – 4.1%
205,000	International Business Machines Corp.	30,998,050

	Metals & Mining – 5.1%
750,000	Freeport-McMoRan Inc.	10,440,000
325,000	Reliance Steel & Aluminum Co.	27,719,250
		38,159,250

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Shares		Value
	Oil, Gas & Consumable Fuels – 8.0%
1,235,000	Antero Resources Corp. (b)	$21,871,850
460,000	Devon Energy Corp.	18,372,400
625,000	Noble Energy, Inc.	19,493,750
		59,738,000
	Personal Products – 1.1%
640,000	Coty, Inc. – Class A	8,038,400

	Pharmaceuticals – 10.0%
430,000	Abbott Laboratories	31,544,800
235,000	Eli Lilly & Co.	25,217,850
255,000	Merck & Co., Inc.	18,089,700
		74,852,350
	Semiconductors &
	Semiconductor Equipment – 4.8%
500,000	Qualcomm, Inc.	36,015,000

	Specialty Retail – 4.5%
200,000	Advance Auto Parts, Inc.	33,666,000

	Technology Hardware,
	Storage & Peripherals – 3.5%
1,600,000	Hewlett Packard Enterprise Co.	26,096,000

	Textiles, Apparel & Luxury Goods – 3.8%
560,000	Tapestry, Inc.	28,151,200

	Trading Companies & Distributors – 4.2%
360,000	MSC Industrial Direct Inc. – Class A	31,719,600
	TOTAL COMMON STOCKS
	(Cost $563,174,357)	724,272,910

	SHORT-TERM INVESTMENTS – 3.3%
	Money Market Fund – 0.6%
4,501,476	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.93% (c)	4,501,476

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Principal
Amount		Value
	U.S. Treasury Bills – 2.7%
$1,900,000	2.005%, 10/25/18 (d)	$1,897,370
1,900,000	2.102%, 11/23/18 (d)	1,894,115
1,850,000	2.141%, 1/17/19 (d)	1,837,894
1,900,000	2.204%, 2/14/19 (d)	1,883,823
2,000,000	2.114%, 3/28/19 (d)	1,977,256
1,900,000	2.250%, 4/25/19 (d)	1,874,586
1,900,000	2.329%, 5/23/19 (d)	1,870,731
1,900,000	2.329%, 6/20/19 (d)	1,866,831
1,850,000	2.391%, 7/18/19 (d)	1,813,600
1,900,000	2.423%, 8/15/19 (d)	1,858,398
1,800,000	2.528%, 9/12/19 (d)	1,757,096
		20,531,700
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $25,044,656)	25,033,176
	Total Investments in Securities
	(Cost $588,219,013) – 99.9%	749,306,086
	Other Assets in Excess of Liabilities – 0.1%	392,701
	NET ASSETS – 100.0%	$749,698,787

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2018.
(d)	Rate shown is the discount rate at September 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares	COMMON STOCKS – 67.8%	Value
	Banks – 6.1%
15,800	Bank of America Corp.	$465,468
13,300	Citigroup, Inc.	954,142
1,650	SVB Financial Group (a)	512,869
		1,932,479
	Communications Equipment – 1.9%
12,500	Cisco Systems, Inc.	608,125

	Consumer Finance – 2.4%
29,000	Ally Financial, Inc.	767,050

	Diversified Telecommunication Services – 1.2%
17,300	CenturyLink, Inc.	366,760

	Energy Equipment & Services – 2.4%
22,900	Baker Hughes, Inc.	774,707

	Food & Staples Retailing – 1.5%
16,300	Kroger Co.	474,493

	Health Care Equipment & Supplies – 2.9%
7,000	Zimmer Biomet Holdings, Inc.	920,290

	Health Care Providers & Services – 4.6%
10,400	AmerisourceBergen Corp.	959,088
6,900	DaVita Inc. (a)	494,247
		1,453,335
	Household Durables – 2.1%
32,500	Newell Brands, Inc.	659,750

	Insurance – 7.7%
15,800	American International Group, Inc.	841,192
12,800	Lincoln National Corp.	866,048
15,400	MetLife, Inc.	719,488
		2,426,728
	IT Services – 3.3%
5,100	DXC Technology Co.	476,952
3,800	International Business Machines Corp.	574,598
		1,051,550
	Metals & Mining – 3.2%
24,100	Freeport-McMoRan Inc.	335,472
7,900	Reliance Steel & Aluminum Co.	673,791
		1,009,263

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Principal
Amount/Shares		Value
	Oil, Gas & Consumable Fuels – 5.4%
16,100	Devon Energy Corp.	$643,034
6,500	EQT Corp.	287,495
24,700	Noble Energy, Inc.	770,393
		1,700,922
	Personal Products – 0.4%
9,400	Coty, Inc. – Class A	118,064

	Pharmaceuticals – 6.7%
12,000	Abbott Laboratories	880,320
5,000	Eli Lilly & Co.	536,550
10,100	Merck & Co., Inc.	716,494
		2,133,364
	Professional Services – 1.4%
3,450	Equifax, Inc.	450,467

	Semiconductors &
	Semiconductor Equipment – 3.4%
14,800	Qualcomm, Inc.	1,066,044

	Software – 1.3%
3,600	Microsoft Corp.	411,732
	Specialty Retail – 2.9%
5,500	Advance Auto Parts, Inc.	925,815

	Technology Hardware, Storage & Peripherals – 2.0%
39,700	Hewlett Packard Enterprise Co.	647,507

	Textiles, Apparel & Luxury Goods – 2.2%
13,900	Tapestry, Inc.	698,753

	Trading Companies & Distributors – 2.8%
10,200	MSC Industrial Direct Inc. – Class A	898,722
	TOTAL COMMON STOCKS
	(Cost $16,930,958)	21,495,920

	CORPORATE BONDS – 13.5%
	Depository Credit Intermediation – 2.4%
	Bank of America Corp.
$750,000	2.60%, 1/15/19	749,913

	Health Care Equipment & Supplies – 2.3%
	Becton Dickinson and Co.
750,000	3.25%, 11/12/20	747,854

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Principal
Amount		Value
	Health Care Providers & Services – 2.3%
	Cardinal Health, Inc.
$750,000	2.616%, 6/15/22	$718,193

	Oil, Gas & Consumable Fuels – 1.8%
	Devon Energy Corp.
575,000	4.00%, 7/15/21	580,732

	Oil & Gas Services & Equipment – 2.4%
	Schlumberger Holdings Corp.
750,000	2.35%, 12/21/18 (f)	749,696

	Professional Services – 2.3%
	Equifax, Inc.
750,000	3.30%, 12/15/22	732,315
	TOTAL CORPORATE BONDS
	(Cost $4,314,128)	4,278,703

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 11.7%
	U.S. Government Agencies – 2.8%
	FHLMC
500,000	1.50%, 9/30/21 (b)	489,216
400,000	3.00%, 6/28/22	397,202
		886,418
	U.S. Treasury Notes – 8.9%
	U.S. Treasury Floating Rate Note
700,000	2.332% (3 Month U.S. Treasury
	Money Market Rate + 0.14%), 1/31/19 (d)	700,512
	U.S. Treasury Note TIPS
704,859	0.125%, 4/15/20	695,818
734,857	0.125%, 1/15/22	716,796
742,924	0.125%, 7/15/24	713,854
		2,826,980
	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES
	(Cost $3,784,840)	3,713,398

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2018, Continued

Principal
Amount/Shares	SHORT-TERM INVESTMENTS – 6.9%	Value
	Money Market Fund – 1.3%
409,037	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.93% (e)	$409,037
	U.S. Treasury Bills – 5.6%
$185,000	2.005%, 10/25/18 (c)	184,744
185,000	2.102%, 11/23/18 (c)	184,427
185,000	2.163%, 1/17/19 (c)	183,789
125,000	2.204%, 2/14/19 (c)	123,936
125,000	2.348%, 3/28/19 (c)	123,578
185,000	2.250%, 4/25/19 (c)	182,526
185,000	2.329%, 5/23/19 (c)	182,150
185,000	2.329%, 6/20/19 (c)	181,770
185,000	2.391%, 7/18/19 (c)	181,360
125,000	2.423%, 8/15/19 (c)	122,263
125,000	2.528%, 9/12/19 (c)	122,021
		1,772,564
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,182,395)	2,181,601
	Total Investments in Securities
	(Cost $27,212,321) – 99.9%	31,669,622
	Other Assets in Excess of Liabilities – 0.1%	27,756
	NET ASSETS – 100.0%	$31,697,378

FHLMC – Federal Home Loan Mortgage Corporation
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	Step-up bond; pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of September 30, 2018, and will increase to 2.25% on October 1, 2019.
(c)	Rate shown is the discount rate at September 30, 2018.
(d)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2018.
(e)	Rate shown is the 7-day annualized yield at September 30, 2018.
(f)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” Poplar Forest Capital, LLC, the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As of September 30, 2018, the value of these investments was $749,696 or 2.4% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2018

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$588,219,013 and $27,212,321, respectively)	$749,306,086	$31,669,622
Receivables
Fund shares issued	744,549	—
Dividends and interest	575,823	63,821
Prepaid expenses	26,986	21,139
Total assets	750,653,444	31,754,582
LIABILITIES
Payables
Fund shares redeemed	207,468	—
Due to Adviser	512,459	6,165
12b-1 fees	31,113	427
Custody fees	13,847	1,072
Administration and fund accounting fees	90,797	15,984
Transfer agent fees and expenses	61,017	6,864
Audit fees	21,987	21,987
Chief Compliance Officer fee	1,499	1,500
Trustee fees and expenses	672	686
Accrued expenses	13,798	2,519
Total liabilities	954,657	57,204
NET ASSETS	$749,698,787	$31,697,378
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$48,156,908	$692,203
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	914,576	24,624
Net asset value and redemption price per share	$52.65	$28.11
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$55.42	$29.59
Institutional Class Shares
Net assets applicable to shares outstanding	$701,541,879	$31,005,175
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	13,288,482	1,099,442
Net asset value, offering and redemption price per share	$52.79	$28.20
COMPONENTS OF NET ASSETS
Paid-in capital	$529,042,756	$25,405,399
Total distributable earnings	220,656,031	6,291,979
Net assets	$749,698,787	$31,697,378

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2018

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$15,243,758	$396,406
Interest	456,648	245,420
Total income	15,700,406	641,826
Expenses
Advisory fees (Note 4)	6,637,575	244,518
Administration and fund accounting fees (Note 4)	536,624	92,276
Transfer agent fees and expenses (Note 4)	464,046	37,960
12b-1 fees – Class A shares (Note 5)	155,158	1,630
Custody fees (Note 4)	83,398	5,837
Registration fees	53,525	13,779
Printing and mailing expense	28,221	1,485
Audit fees	21,987	21,987
Trustees fees and expenses	20,614	13,059
Insurance expense	10,765	1,912
Chief Compliance Officer fee (Note 4)	9,000	9,000
Legal fees	8,710	7,279
Interest expense (Note 7)	382	74
Miscellaneous	13,365	6,690
Total expenses	8,043,370	457,486
Less: Advisory fees waived by Adviser (Note 4)	(216,243)	(180,774)
Net expenses	7,827,127	276,712
Net investment income	7,873,279	365,114
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	55,011,136	736,926
Net change in unrealized appreciation on investments	1,862,804	1,319,148
Net realized and unrealized gain on investments	56,873,940	2,056,074
Net Increase in Net Assets
Resulting from Operations	$64,747,219	$2,421,188

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,873,279	$14,760,621
Net realized gain from investments	55,011,136	21,572,133
Net change in unrealized appreciation on investments	1,862,804	34,194,732
Net increase in net assets resulting from operations	64,747,219	70,527,486
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders – Class A shares	(3,468,134)	(1,881,166)
Net dividends and distributions
to shareholders – Institutional Class shares	(34,703,070)	(13,783,490)
Total dividends and distributions	(38,171,204)	(15,664,656	)*
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(48,776,271)	92,998,996
Total increase/(decrease) in net assets	(22,200,256)	147,861,826
NET ASSETS
Beginning of year	771,899,043	624,037,217
End of year	$749,698,787	$771,899,043	**

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	97,842	$4,978,278	755,307	$37,798,411
Shares issued on reinvestments
of distributions	59,282	2,951,052	32,387	1,660,129
Shares redeemed	(801,715)	(40,776,983)	(3,382,263)	(164,905,265)
Net decrease	(644,591)	$(32,847,653)	(2,594,569)	$(125,446,725)

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,304,817	$117,201,020	7,350,775	$367,123,978
Shares issued on reinvestments
of distributions	463,248	23,074,367	176,154	9,041,987
Shares redeemed	(3,043,889)	(156,204,005)	(3,152,504)	(157,720,244)
Net increase/(decrease)	(275,824)	$(15,928,618)	4,374,425	$218,445,721

*	Includes net investment income distributions of $384,755 and $4,921,355, and net realized gain distributions of $1,496,411 and $8,862,135 for the Class A and Institutional Class shares, respectively.
**	Includes accumulated undistributed net investment income of $13,584,387.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Cornerstone Fund
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$365,114	$494,725
Net realized gain/(loss) from investments	736,926	(83,001)
Net change in unrealized appreciation on investments	1,319,148	1,566,261
Net increase in net assets resulting from operations	2,421,188	1,977,985
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders – Class A shares	(13,251)	(14,861)
Net dividends and distributions
to shareholders – Institutional Class shares	(693,636)	(952,503)
Total dividends and distributions	(706,887)	(967,364)*
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	429,657	5,845,296
Total increase in net assets	2,143,958	6,855,917
NET ASSETS
Beginning of year	29,553,420	22,697,503
End of year	$31,697,378	$29,553,420 **

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,482	$40,774	13,354	$355,601
Shares issued on reinvestments
of distributions	499	13,251	564	14,861
Shares redeemed	(414)	(11,382)	(6,870)	(178,395)
Net increase	1,567	$42,643	7,048	$192,067

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	39,660	$1,072,776	285,013	$7,449,305
Shares issued on reinvestments
of distributions	24,529	652,221	33,482	882,588
Shares redeemed	(48,746)	(1,337,983)	(102,041)	(2,678,664)
Net increase	15,443	$387,014	216,454	$5,653,229

*	Includes net investment income distributions of $2,496 and $208,912, and net realized gain distributions of $12,365 and $743,591 for the Class A and Institutional Class shares, respectively.
**	Includes accumulated undistributed net investment income of $438,830.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$50.88	$46.61	$38.76	$47.01	$40.68
Income from investment operations:
Net investment income^	0.39	0.67	0.35	0.24	0.19
Net realized and unrealized gain/(loss)
on investments and written options	3.77	4.49	7.77	(5.52)	8.17
Total from investment operations	4.16	5.16	8.12	(5.28)	8.36
Less distributions:
From net investment income	(0.85)	(0.18)	(0.27)	(0.15)	(0.29)
From net realized gain on investments	(1.54)	(0.71)	—	(2.82)	(1.74)
Total distributions	(2.39)	(0.89)	(0.27)	(2.97)	(2.03)
Net asset value, end of year	$52.65	$50.88	$46.61	$38.76	$47.01

Total return	8.45%	11.06%	21.05%	-11.73%	21.22%

Ratios/supplemental data:
Net assets, end of year (thousands)	$48,157	$79,335	$193,598	$185,183	$212,245
Ratio of expenses to average net assets:
Before fee waiver	1.28%	1.28%	1.29%	1.30%	1.39%
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	0.74%	1.33%	0.78%	0.48%	0.28%
After fee waiver	0.77%	1.36%	0.82%	0.53%	0.42%
Portfolio turnover rate	31.83%	31.07%	29.63%	30.38%	23.10%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$51.06	$46.84	$38.96	$47.22	$40.84
Income from investment operations:
Net investment income^	0.53	1.02	0.45	0.35	0.30
Net realized and unrealized gain/(loss)
on investments and written options	3.77	4.30	7.81	(5.54)	8.19
Total from investment operations	4.30	5.32	8.26	(5.19)	8.49
Less distributions:
From net investment income	(1.03)	(0.39)	(0.38)	(0.25)	(0.37)
From net realized gain on investments	(1.54)	(0.71)	—	(2.82)	(1.74)
Total distributions	(2.57)	(1.10)	(0.38)	(3.07)	(2.11)
Net asset value, end of year	$52.79	$51.06	$46.84	$38.96	$47.22

Total return	8.72%	11.35%	21.35%	-11.50%	21.50%

Ratios/supplemental data:
Net assets, end of year (thousands)	$701,542	$692,564	$430,439	$329,930	$329,149
Ratio of expenses to average net assets:
Before fee waiver	1.03%	1.03%	1.04%	1.05%	1.14%
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.10%
Ratio of net investment income
to average net assets:
Before fee waiver	1.02%	2.02%	1.03%	0.74%	0.52%
After fee waiver	1.05%	2.05%	1.07%	0.79%	0.66%
Portfolio turnover rate	31.83%	31.07%	29.63%	30.38%	23.10%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
				December 31,
				2014*
				through
	Year Ended September 30,			September 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$26.62	$25.62	$23.17	$25.00
Income from investment operations:
Net investment income^	0.26	0.40	0.22	0.17
Net realized and unrealized
gain/(loss) on investments
and written options	1.81	1.53	3.28	(2.00)
Total from investment operations	2.07	1.93	3.50	(1.83)
Less distributions:
From net investment income	(0.34)	(0.16)	(0.14)	—
From net realized gain on investments	(0.24)	(0.77)	(0.91)	—
Total distributions	(0.58)	(0.93)	(1.05)	—
Net asset value, end of period	$28.11	$26.62	$25.62	$23.17

Total return	7.90%	7.57%	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$692	$614	$410	$364
Ratio of expenses to average net assets:
Before fee waiver	1.74%	1.82%	2.29%	3.34	%++
After fee waiver	1.15%	1.15%	1.15%	1.15	%+
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.95%	0.85%	(0.23%)	(1.27	%)++
After fee waiver	0.36%	1.52%	0.91%	0.92	%++
Portfolio turnover rate	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares
				December 31,
				2014*
				through
	Year Ended September 30,			September 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$26.70	$25.69	$23.21	$25.00
Income from investment operations:
Net investment income^	0.33	0.47	0.28	0.21
Net realized and unrealized
gain/(loss) on investments
and written options	1.81	1.53	3.29	(2.00)
Total from investment operations	2.14	2.00	3.57	(1.79)
Less distributions:
From net investment income	(0.40)	(0.22)	(0.18)	—
From net realized gain on investments	(0.24)	(0.77)	(0.91)	—
Total distributions	(0.64)	(0.99)	(1.09)	—
Net asset value, end of period	$28.20	$26.70	$25.69	$23.21

Total return	8.15%	7.83%	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$31,005	$28,939	$22,287	$9,529
Ratio of expenses to average net assets:
Before fee waiver	1.49%	1.57%	1.97%	3.14	%++
After fee waiver	0.90%	0.90%	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.61%	1.12%	0.09%	(1.09	%)++
After fee waiver	1.20%	1.79%	1.16%	1.15	%++
Portfolio turnover rate	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Cornerstone Fund issued 184,742 shares on December 31, 2014. The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

Effective April 20, 2018, the Poplar Forest Outliers Fund ceased operations and reorganized into the Yorktown Mid Cap Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015-2017, or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

D.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

During the year ended September 30, 2018, the Funds did not hold written options.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 10 for more information about a subsequent event.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2018:

Partners Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$17,278,000	$—	$—	$17,278,000
Consumer Discretionary	82,117,200	—	—	82,117,200
Consumer Staples	19,245,750	—	—	19,245,750
Energy	98,290,800	—	—	98,290,800
Financials	183,450,620	—	—	183,450,620
Health Care	147,767,140	—	—	147,767,140
Industrials	31,719,600	—	—	31,719,600
Information Technology	106,244,550	—	—	106,244,550
Materials	38,159,250	—	—	38,159,250
Total Common Stocks	724,272,910	—	—	724,272,910
Short-Term Investments	4,501,476	20,531,700	—	25,033,176
Total Investments
in Securities	$728,774,386	$20,531,700	$—	$749,306,086

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$366,760	$—	$—	$366,760
Consumer Discretionary	2,284,318	—	—	2,284,318
Consumer Staples	592,557	—	—	592,557
Energy	2,475,629	—	—	2,475,629
Financials	5,126,257	—	—	5,126,257
Health Care	4,506,989	—	—	4,506,989
Industrials	1,349,189	—	—	1,349,189
Information Technology	3,784,958	—	—	3,784,958
Materials	1,009,263	—	—	1,009,263
Total Common Stocks	21,495,920	—	—	21,495,920
Fixed Income
Corporate Bonds	—	4,278,703	—	4,278,703
U.S. Government Agencies
and Instrumentalities	—	3,713,398	—	3,713,398
Total Fixed Income	—	7,992,101	—	7,992,101
Short-Term Investments	409,037	1,772,564	—	2,181,601
Total Investments
in Securities	$21,904,957	$9,764,665	$—	$31,669,622

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at September 30, 2018, the end of the reporting period.  During the year ended September 30, 2018, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2018, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2018, the Partners Fund and the Cornerstone Fund incurred $6,637,575 and $244,518, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Cornerstone Fund	1.15%	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2018, the Adviser reduced its fees in the amount of $216,243 and $180,774 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least January 27, 2019, and may be terminated only by the Trust’s

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

Board of Trustees.  Cumulative expenses subject to recapture and the date of expiration are as follows:

			Oct. 2020 –
	9/30/2019	9/30/2020	Sept. 2021	Total
Partners Fund	$248,302	$220,772	$216,243	$685,317
Cornerstone Fund	167,909	186,399	180,774	535,082

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ Administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended September 30, 2018, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Partners	Cornerstone
	Fund	Fund
Administration and Fund Accounting	$536,624	$92,276
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	184,418	32,755
Custody	83,398	5,837
Chief Compliance Officer	9,000	9,000

At September 30, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Partners	Cornerstone
	Fund	Fund
Administration and Fund Accounting	$90,797	$15,984
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	31,401	5,612
Custody	13,847	1,072
Chief Compliance Officer	1,499	1,500

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2018, the Class A shares of the Partners Fund and the Cornerstone Fund paid the Distributor $155,158 and $1,630, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$233,426,194	—	$320,858,677
Cornerstone Fund	$662,285	7,762,260	$600,000	7,705,621

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $100,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2018, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $49,268, a weighted average interest rate of 4.95%, paid interest expense of $382 and had a maximum amount outstanding of $4,723,000. At September 30, 2018, the Partners Fund had no outstanding loan amounts.

The Cornerstone Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2018, the Cornerstone Fund drew upon its line of credit. The Cornerstone Fund had an average daily outstanding balance of $1,623, a weighted average interest rate of 4.50%, paid interest expense of $74 and had a maximum amount outstanding of $296,000. At September 30, 2018, the Cornerstone Fund had no outstanding loan amounts.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Partners Fund
Ordinary income	$15,125,297	$ 5,306,110
Long-term capital gains	23,045,907	10,358,546

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Cornerstone Fund
Ordinary income	$438,830	$ 230,189
Long-term capital gains	268,057	737,175

As of September 30, 2018, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$588,528,436	$26,630,212
Gross unrealized appreciation	186,898,754	5,679,573
Gross unrealized depreciation	(26,121,104)	(640,163)
Net unrealized appreciation (a)	160,777,650	5,039,410
Undistributed ordinary income	12,589,401	380,881
Undistributed long-term capital gains	47,288,980	871,688
Total distributable earnings	59,878,381	1,252,569
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$220,656,031	$6,291,979

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2018, Continued

Debt Securities Risk (All Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Partners and Cornerstone Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018.  The Board of Trustees will appoint a new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting.  In the interim, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust are authorized to carry out the duties of President.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
and Board of Directors
of Advisors Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund and the Poplar Forest Cornerstone Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2018, and with respect to the Poplar Forest Partners Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Poplar Cornerstone Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period ended December 31, 2014 (commencement of operations) to September 30, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods referenced above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2018

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2018 (Unaudited)

For the year ended September 30, 2018, the Partners Fund and the Cornerstone Fund designated $15,125,297 and $438,830, respectively, as ordinary income for purposes of the dividends paid deduction. For the year ended September 30, 2018, the Partners Fund and the Cornerstone Fund designated $23,045,907 and $268,057, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund and the Cornerstone Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2018, the percentage of dividends declared from net investment income designated as qualified dividend income was 100% and 100%, respectively.

For corporate shareholders in the Partners Fund and Cornerstone Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2018 was 100% and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Partners Fund and Cornerstone Fund was 0% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 72)		term; since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to present);		affiliated with
			Trustee and Chair (2000		the Funds);
			to 2012), New Covenant		Independent
			Mutual Funds (1999 to		Trustee from
			2012); Director and Board		1999 to 2012,
			Member, Alpha Gamma		New Covenant
			Delta Foundation		Mutual Funds
			(philanthropic organization)		(an open-end
			(2005 to 2011).		investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 58)		term*;	Managing Director		Advisors
615 E. Michigan Street		since	and Vice President,		Series Trust
Milwaukee, WI 53202		March	Jensen Investment		(for series not
		2017.	Management, Inc.		affiliated with
			(a privately-held		the Funds).
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	2	Trustee,
(age 84)	of the	term;	President, Hotchkis and		Advisors
615 E. Michigan Street	Board	since	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	and	May	funds) (1985 to 1993).		(for series not
	Trustee	2002.			affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 71)		term;	President, CEO,		Advisors
615 E. Michigan Street		since	U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		January	Services, LLC (May		(for series not
		2018.	1991 to July 2017);		affiliated with
			formerly Manager,		the Funds).
U.S. Bancorp Fund
Services, LLC (1998
to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	2	Trustee,
(age 59)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term;	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	since	(March 1997 to present).
Milwaukee, WI 53202	Officer and	June 2003.
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 57)	and	term;	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 47)	Treasurer	term;	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 61)	President,	term;	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)		term;	(July 2013 to present); Proxy Voting Coordinator
615 E. Michigan Street		since	and Class Action Administrator, Artisan Partners
Milwaukee, WI 53202		December	Limited Partnership (September 2012 to July 2013).
2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$36,800	$52,200
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$10,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	$6,000	$6,000

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  12/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  12/10/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  12/10/18

* Print the name and title of each signing officer under his or her signature.